LIFE SCIENCES SELECT PORTFOLIO, SERIES 2
                    LIFE SCIENCES PORTFOLIO, SERIES 2

                                 FT 465

FT 465 is a series of a unit investment trust, the FT Series. FT 465 consists of two separate portfolios listed above (each, a "Trust," and collectively, the "Trusts"). Each Trust invests in a diversified portfolio of common stocks ("Securities") issued by healthcare companies. The objective of each Trust is to provide above-average capital appreciation. Life Sciences Select Portfolio, Series 2 has an expected maturity of approximately 18 months. Life Sciences Portfolio, Series 2 has an expected maturity of approximately five years.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   First Trust (registered trademark)

                             1-800-621-9533


            The date of this prospectus is September 21, 2000
                           As amended June 19, 2001

                      Table of Contents

Summary of Essential Information                         3
Fee Table                                                5
Report of Independent Auditors                           6
Statements of Net Assets                                 7
Schedules of Investments                                 8
The FT Series                                           11
Portfolios                                              12
Risk Factors                                            13
Portfolio Securities Descriptions                       13
Public Offering                                         15
Distribution of Units                                   18
The Sponsor's Profits                                   19
The Secondary Market                                    19
How We Purchase Units                                   19
Expenses and Charges                                    20
Tax Status                                              21
Retirement Plans                                        22
Rights of Unit Holders                                  22
Income and Capital Distributions                        23
Redeeming Your Units                                    23
Removing Securities from a Trust                        25
Amending or Terminating the Indenture                   25
Information on the Sponsor, Trustee and Evaluator       26
Other Information                                       27

                     Summary of Essential Information

                                 FT 465


                    At the Opening of Business on the
               Initial Date of Deposit-September 21, 2000


                    Sponsor:  Nike Securities L.P.
                    Trustee:  The Chase Manhattan Bank
                  Evaluator:  First Trust Advisors L.P.

                                                                                                    Life Sciences
                                                                                                    Select Portfolio
                                                                                                    Series 2
                                                                                                    __________
Initial Number of Units (1)                                                                              15,232
Fractional Undivided Interest in the Trust per Unit (1)                                                1/15,232
Public Offering Price:
    Aggregate Offering Price Evaluation  of Securities per Unit (2)                                 $     9.900
    Maximum Sales Charge of 3.25% of the Public Offering Price per Unit
          (3.283% of the net amount  invested, exclusive of the deferred sales charge) (3)          $      .325

    Less Deferred Sales Charge per Unit                                                             $     (.225)
Public Offering Price per Unit (4)                                                                  $    10.000
Sponsor's Initial Repurchase Price per Unit (5)                                                     $     9.675
Redemption Price per Unit (based on aggregate underlying value of Securities
    less deferred sales charge) (5)                                                                 $     9.675
Cash CUSIP Number                                                                                    30265V 223
Reinvestment CUSIP Number                                                                            30265V 231
Fee Accounts Cash CUSIP Number                                                                       30265V 249
Fee Accounts Reinvestment CUSIP Number                                                               30265V 256
Security Code                                                                                             59626

First Settlement Date                         September 26, 2000
Mandatory Termination Date (6)                March 21, 2002
Income Distribution Record Date               Fifteenth day of each June and December, commencing December 15, 2000.
Income Distribution Date (7)                  Last day of each June and December, commencing December 31, 2000.

_____________

See "Notes to Summary of Essential Information" on page 4.

                     Summary of Essential Information

                                 FT 465


          At the Opening of Business on the Initial Date of Deposit-
                           September 21, 2000


                    Sponsor:  Nike Securities L.P.
                    Trustee:  The Chase Manhattan Bank
                  Evaluator:  First Trust Advisors L.P.

                                                                                                    Life Sciences
                                                                                                    Portfolio
                                                                                                    Series 2
                                                                                                    ___________
Initial Number of Units (1)                                                                              15,232
Fractional Undivided Interest in the Trust per Unit (1)                                                1/15,232
Public Offering Price:
   Aggregate Offering Price Evaluation of Securities per Unit (2)                                   $     9.900
   Maximum Sales Charge of 4.40% of the Public Offering Price per Unit
      (4.444% of the net amount invested, exclusive of the deferred sales charge) (3)               $      .440
   Less Deferred Sales Charge per Unit                                                              $     (.340)
Public Offering Price per Unit (4)                                                                  $    10.000
Sponsor's Initial Repurchase Price per Unit (5)                                                     $     9.560
Redemption Price per Unit (based on aggregate underlying value of Securities
    less deferred sales charge) (5)                                                                 $     9.560
Cash CUSIP Number                                                                                    30265V 264
Reinvestment CUSIP Number                                                                            30265V 272
Fee Accounts Cash CUSIP Number                                                                       30265V 280
Fee Accounts Reinvestment CUSIP Number                                                               30265V 298
Security Code                                                                                             59622

First Settlement Date                  September 26, 2000
Mandatory Termination Date (6)         September 15, 2005
Income Distribution Record Date        Fifteenth day of each June and December, commencing December 15, 2000.
Income Distribution Date (7)           Last day of each June and December, commencing December 31, 2000.

_____________

                NOTES TO SUMMARY OF ESSENTIAL INFORMATION

(1) As of the close of business on the Initial Date of Deposit, we may adjust the number of Units of a Trust so that the Public Offering Price per Unit will equal approximately $10.00. If we make such an adjustment, the fractional undivided interest per Unit will vary from the amounts indicated above.

(2) Each listed Security is valued at its last closing sale price. If a Security is not listed, or if no closing sale price exists, it is valued at its closing ask price. Evaluations for purposes of determining the purchase, sale or redemption price of Units are made as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which it is open (the "Evaluation Time").

(3) The maximum sales charge consists of an initial sales charge and a deferred sales charge. See "Fee Table" and "Public Offering."

(4) The Public Offering Price shown above reflects the value of the Securities on the business day prior to the Initial Date of Deposit. No investor will purchase Units at this price. The price you pay for your Units will be based on their valuation at the Evaluation Time on the date you purchase your Units. On the Initial Date of Deposit the Public Offering Price per Unit will not include any accumulated dividends on the Securities. After this date a pro rata share of any accumulated dividends on the Securities will be included.

(5) Until the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Sponsor's Initial Repurchase Price per Unit and the Redemption Price per Unit will include the estimated organization costs per Unit set forth under "Fee Table." After such date, the Sponsor's Repurchase Price and Redemption Price per Unit will not include such estimated organization costs. See "Redeeming Your Units."

(6) See "Amending or Terminating the Indenture."

(7) Distributions from the Capital Account will be made monthly on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units. In any case, we will distribute any funds in the Capital Account in December of each year.

                            Fee Table

This Fee Table describes the fees and expenses that you may, directly or indirectly, pay if you buy and hold Units of a Trust. See "Public Offering" and "Expenses and Charges." Although the Select Portfolio Series has a term of approximately 18 months, the Portfolio Series has a term of approximately five years, and each is a unit investment trust rather than a mutual fund, this information allows you to compare fees.

                                                                             Life  Sciences             Life Sciences
                                                                             Select Portfolio           Portfolio
                                                                             Series 2                   Series 2
                                                                             ____________________       ____________________
                                                                                           Amount                    Amount
                                                                                           per Unit                  per Unit
                                                                                           ______                    ______
Unit Holder Transaction Expenses
(as a percentage of public offering price)
Maximum sales charge                                                         3.25%         $.325         4.40%       $.440
                                                                             =======       =======       =======     =======
Initial sales charge (paid at time of purchase)                              1.00%(a)      $.100         1.00%(a)    $.100
Deferred sales charge (paid in installments or at redemption)                2.25%(b)       .225         3.40%(b)     .340

Organization Costs
(as a percentage of public offering price)
Estimated organization costs                                                  .260%(c)     $.0260         .225%(c)   $.0225
                                                                             =======       =======       =======     =======
Estimated Annual Trust Operating Expenses(d)
(as a percentage of average net assets)
Portfolio supervision, bookkeeping, administrative and evaluation fees        .081%        $.0080         .100%      $.0098
Creation and development fee                                                  .350%(e)      .0347         .350%(e)    .0343
Trustee's fee and other operating expenses                                    .119%(f)      .0118         .153%(f)    .0150
                                                                             ______        ______        ______      ______
Total                                                                         .550%        $.0545         .603%      $.0591
                                                                             =======       =======       =======     =======

                                 Example

This example is intended to help you compare the cost of investing in a Trust with the cost of investing in other investment products. The example assumes that you invest $10,000 in a Trust for the periods shown and sell your Units at the end of those periods. The example also assumes a 5% return on your investment each year and that a Trust's operating expenses stay the same. Although your actual costs may vary, based on these assumptions your costs would be:

                                               1 Year   18 Months(g)  3 Years   5 Years
                                               ______   __________    _______   _______
Life Sciences Select Portfolio, Series 2       $406     $434          $ -       $ -
Life Sciences Portfolio, Series 2               523      N.A.          646       780

The example will not differ if you hold rather than sell your Units at the end of each period.

_____________

(a) The initial sales charge is equal to the difference between the maximum sales charge (3.25% for the Select Portfolio Series and 4.40% for the Portfolio Series) and any remaining deferred sales charge.

(b) The deferred sales charge is a fixed dollar amount equal to $.225 per Unit for the Select Portfolio Series and $.340 per Unit for the Portfolio Series which, as a percentage of the Public Offering Price, will vary over time. The deferred sales charge will be deducted in five monthly installments commencing April 20, 2001.

(c) Estimated organization costs will be deducted from the assets of a Trust at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period.

(d) With the exception of the creation and development fee, each of the fees listed herein is assessed on a fixed dollar amount per Unit basis which, as a percentage of average net assets, will vary over time.

(e) The creation and development fee compensates the Sponsor for creating and developing the Trusts. During the life of the Trusts, this fee is accrued daily based on each Trust's net asset value at the annual rate of .35%. Each Trust pays the amount of any accrued creation and development fee to the Sponsor monthly from such Trust's assets. In connection with the creation and development fee, in no event will the Sponsor collect over the life of a Trust more than 1.00% for the Select Portfolio Series or more than 2.85% for the Portfolio Series of a Unit holder's initial investment.

(f) For the Portfolio Series, other operating expenses include the costs incurred by the Portfolio Series for annually updating such Trust's registration statement. Historically, we paid these costs. Other operating expenses, however, do not include brokerage costs and other portfolio transaction fees for either of the Trusts. In certain circumstances the Trusts may incur additional expenses not set forth above. See "Expenses and Charges."

(g) For the Select Portfolio Series, the example represents the estimated costs incurred through the Trust's approximate 18-month life.

                      Report of Independent Auditors

The Sponsor, Nike Securities L.P., and Unit Holders

FT 465


We have audited the accompanying statements of net assets, including the schedules of investments, of FT 465, comprised of the Life Sciences Select Portfolio, Series 2 and Life Sciences Portfolio, Series 2 as of the opening of business on September 21, 2000. These statements of net assets are the responsibility of the Trusts' Sponsor. Our responsibility is to express an opinion on these statements of net assets based on our audit.



We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets. Our procedures included confirmation of the letter of credit allocated among the Trusts on September 21, 2000. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall presentation of the statements of net assets. We believe that our audit of the statements of net assets provides a reasonable basis for our opinion.



In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of FT 465, comprised of the Life Sciences Select Portfolio, Series 2 and Life Sciences Portfolio, Series 2 at the opening of business on September 21, 2000 in conformity with accounting principles generally accepted in the United States.



                                          ERNST & YOUNG LLP


Chicago, Illinois
September 21, 2000

                         Statements of Net Assets

                                 FT 465


                   At the Opening of Business on the
               Initial Date of Deposit-September 21, 2000


                                                                         Life                       Life
                                                                         Sciences                   Sciences
                                                                         Select Portfolio           Portfolio
                                                                         Series 2                   Series 2
                                                                         __________                 _________
NET ASSETS
Investment in Securities represented by purchase contracts (1) (2)       $150,794                   $150,794
Less liability for reimbursement to Sponsor for organization costs (3)       (396)                      (343)
Less liability for deferred sales charge (4)                               (3,427)                    (5,179)
                                                                         ________                   ________
Net assets                                                               $146,971                   $145,272
                                                                         ========                   ========
Units outstanding                                                          15,232                     15,232

ANALYSIS OF NET ASSETS
Cost to investors (5)                                                    $152,317                   $152,317
Less maximum sales charge (5)                                              (4,950)                    (6,702)
Less estimated reimbursement to Sponsor for organization costs (3)           (396)                      (343)
                                                                         ________                   ________
Net assets                                                               $146,971                   $145,272
                                                                         ========                   ========

______________

                    NOTES TO STATEMENTS OF NET ASSETS

(1) Aggregate cost of the Securities listed under "Schedule of Investments" for each Trust is based on their aggregate underlying value.

(2) An irrevocable letter of credit issued by The Chase Manhattan Bank, of which $400,000 will be allocated between the two Trusts in FT 465, has been deposited with the Trustee as collateral, covering the monies necessary for the purchase of the Securities according to their purchase contracts.

(3) A portion of the Public Offering Price consists of an amount sufficient to reimburse the Sponsor for all or a portion of the costs of establishing the Trusts. These costs have been estimated at $.0260 per Unit for the Select Portfolio Series and $.0225 per Unit for the Portfolio Series. A payment will be made at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period to an account maintained by the Trustee from which the obligation of the investors to the Sponsor will be satisfied. To the extent that actual organization costs of a Trust are greater than the estimated amount, only the estimated organization costs added to the Public Offering Price will be reimbursed to the Sponsor and deducted from the assets of such Trust.

(4) Represents the amount of mandatory deferred sales charge distributions of $.225 per Unit for the Select Portfolio Series, or $.340 per Unit for the Portfolio Series, payable to us in five equal monthly installments beginning on April 20, 2001 and on the twentieth day of each month thereafter (or if such date is not a business day, on the preceding business day) through August 20, 2001. If you redeem your Units before August 20, 2001 you will have to pay the remaining amount of the deferred sales charge applicable to such Units when you redeem them.

(5) The aggregate cost to investors includes a maximum sales charge (comprised of an initial sales charge and a deferred sales charge) computed at the rate of 3.25% of the Public Offering Price per Unit for the Select Portfolio Series (equivalent to 3.283% of the net amount invested, exclusive of the deferred sales charge) or 4.40% of the Public Offering Price per Unit for the Portfolio Series (equivalent to 4.444% of the net amount invested, exclusive of the deferred sales charge), assuming no reduction of sales charge as set forth under "Public Offering."

                        Schedule of Investments

                Life Sciences Select Portfolio, Series 2
                                 FT 465


                    At the Opening of Business on the
               Initial Date of Deposit-September 21, 2000


                                                                                  Percentage        Market        Cost of
Number       Ticker Symbol and                                                    of Aggregate      Value per     Securities to
of Shares    Name of Issuer of Securities (1)                                     Offering Price    Share         the Trust (2)
_________    _____________________________________                                _________         ______       _____________
             Biotechnology
             ____________
 73          AMGN       Amgen Inc.                                                3.35%             $ 69.125     $  5,046
 84          BGEN       Biogen, Inc.                                              3.34%               59.875        5,030
 82          CORR       COR Therapeutics, Inc.                                    3.30%               60.641        4,973
 54          CRA        Celera Genomics                                           3.30%               92.250        4,982
114          CHIR       Chiron Corporation                                        3.34%               44.125        5,030
 74          ENZN       Enzon, Inc.                                               3.39%               69.125        5,115
 79          GENZ       Genzyme Corporation (General Division)                    3.31%               63.125        4,987
 32          HGSI       Human Genome Sciences, Inc.                               3.41%              160.875        5,148
 34          IDPH       IDEC Pharmaceuticals Corporation                          3.45%              153.188        5,208
112          IMNX       Immunex Corporation                                       3.39%               45.625        5,110
 67          MEDI       MedImmune, Inc.                                           3.37%               75.813        5,079
 44          PDLI       Protein Design Labs, Inc.                                 3.42%              117.063        5,151

             Medical Products
             ________________
154          ARTC       ArthroCare Corporation                                    3.40%               33.313        5,130
163          BMET       Biomet, Inc.                                              3.31%               30.609        4,989
138          CYTC       Cytyc Corporation                                         3.39%               37.000        5,106
 79          GDT        Guidant Corporation                                       3.31%               63.250        4,997
 54          JNJ        Johnson & Johnson                                         3.26%               91.063        4,917
105          MDT        Medtronic, Inc.                                           3.31%               47.500        4,988
 66          MNMD       MiniMed Inc.                                              3.37%               77.063        5,086
147          RMD        ResMed Inc.                                               3.31%               34.000        4,998
123          SYK        Stryker Corporation                                       3.29%               40.313        4,959
 52          TECH       Techne Corporation                                        3.29%               95.250        4,953

             Pharmaceuticals
             ________________
 89          BMY        Bristol-Myers Squibb Company                              3.29%               55.813        4,967
102          INHL       Inhale Therapeutic Systems, Inc.                          3.24%               47.938        4,890
 65          LLY        Eli Lilly and Company                                     3.33%               77.250        5,021
 74          MRK        Merck & Co., Inc.                                         3.33%               67.875        5,023
122          PFE        Pfizer Inc.                                               3.31%               40.938        4,994
132          PCOP       Pharmacopeia, Inc.                                        3.25%               37.125        4,901
 71          QLTI       QLT Inc. (3)                                              3.31%               70.313        4,992
115          SGP        Schering-Plough Corporation                               3.33%               43.688        5,024
                                                                                 ______                          ________
                              Total Investments                                    100%                          $150,794
                                                                                 ======                          ========

_____________

See "Notes to Schedules of Investments" on page 10.

                        Schedule of Investments

                    Life Sciences Portfolio, Series 2
                                 FT 465


                    At the Opening of Business on the
               Initial Date of Deposit-September 21, 2000


                                                                                  Percentage        Market        Cost of
Number       Ticker Symbol and                                                    of Aggregate      Value per     Securities to
of Shares    Name of Issuer of Securities (1)                                     Offering Price    Share         the Trust (2)
_________    _____________________________________                                _________         ______        _____________
             Biotechnology
             ____________
 73          AMGN       Amgen Inc.                                                3.35%             $ 69.125     $  5,046
 84          BGEN       Biogen, Inc.                                              3.34%               59.875        5,030
 82          CORR       COR Therapeutics, Inc.                                    3.30%               60.641        4,973
 54          CRA        Celera Genomics                                           3.30%               92.250        4,982
114          CHIR       Chiron Corporation                                        3.34%               44.125        5,030
 74          ENZN       Enzon, Inc.                                               3.39%               69.125        5,115
 79          GENZ       Genzyme Corporation (General Division)                    3.31%               63.125        4,987
 32          HGSI       Human Genome Sciences, Inc.                               3.41%              160.875        5,148
 34          IDPH       IDEC Pharmaceuticals Corporation                          3.45%              153.188        5,208
112          IMNX       Immunex Corporation                                       3.39%               45.625        5,110
 67          MEDI       MedImmune, Inc.                                           3.37%               75.813        5,079
 44          PDLI       Protein Design Labs, Inc.                                 3.42%              117.063        5,151

             Medical Products
             ________________
154          ARTC       ArthroCare Corporation                                    3.40%               33.313        5,130
163          BMET       Biomet, Inc.                                              3.31%               30.609        4,989
138          CYTC       Cytyc Corporation                                         3.39%               37.000        5,106
 79          GDT        Guidant Corporation                                       3.31%               63.250        4,997
 54          JNJ        Johnson & Johnson                                         3.26%               91.063        4,917
105          MDT        Medtronic, Inc.                                           3.31%               47.500        4,988
 66          MNMD       MiniMed Inc.                                              3.37%               77.063        5,086
147          RMD        ResMed Inc.                                               3.31%               34.000        4,998
123          SYK        Stryker Corporation                                       3.29%               40.313        4,959
 52          TECH       Techne Corporation                                        3.29%               95.250        4,953

             Pharmaceuticals
             ________________
 89          BMY        Bristol-Myers Squibb Company                              3.29%               55.813        4,967
102          INHL       Inhale Therapeutic Systems, Inc.                          3.24%               47.938        4,890
 65          LLY        Eli Lilly and Company                                     3.33%               77.250        5,021
 74          MRK        Merck & Co., Inc.                                         3.33%               67.875        5,023
122          PFE        Pfizer Inc.                                               3.31%               40.938        4,994
132          PCOP       Pharmacopeia, Inc.                                        3.25%               37.125        4,901
 71          QLTI       QLT Inc. (3)                                              3.31%               70.313        4,992
115          SGP        Schering-Plough Corporation                               3.33%               43.688        5,024
                                                                                 ______                          ________
                              Total Investments                                    100%                          $150,794
                                                                                 ======                          ========

_____________

See "Notes to Schedules of Investments" on page 10.

Page 9


                    NOTES TO SCHEDULES OF INVESTMENTS

(1) All Securities are represented by regular way contracts to purchase such Securities which are backed by an irrevocable letter of credit deposited with the Trustee. We entered into purchase contracts for the Securities on September 20, 2000. The Select Portfolio Series has a Mandatory Termination Date of March 21, 2002. The Portfolio Series has a Mandatory Termination Date of September 15, 2005.

(2) The cost of the Securities to a Trust represents the aggregate underlying value with respect to the Securities acquired (generally determined by the closing sale prices of the listed Securities and the ask prices of the over-the-counter traded Securities at the Evaluation Time on the business day preceding the Initial Date of Deposit). The valuation of the Securities has been determined by the Evaluator, an affiliate of ours. The cost of the Securities to us and our loss (which is the difference between the cost of the Securities to us and the cost of the Securities to a Trust) are set forth below:

                                             Cost of         Profit
                                             Securities      (Loss)
                                             to Sponsor
                                             _________        _______
Life Sciences Select Portfolio, Series 2     $150,829         $(35)
Life Sciences Portfolio, Series 2             150,829          (35)

(3) This Security represents the common stock of a foreign company which trades directly on a U.S. national securities exchange.

                      The FT Series

The FT Series Defined.

We, Nike Securities L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series. The series to which this prospectus relates, FT 465, consists of two separate portfolios set forth below:

- Life Sciences Select Portfolio, Series 2

- Life Sciences Portfolio, Series 2

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among Nike Securities L.P., as Sponsor, The Chase Manhattan Bank as Trustee and First Trust Advisors L.P. as Portfolio Supervisor and Evaluator, governs the operation of the Trusts.

YOU MAY GET MORE SPECIFIC DETAILS CONCERNING THE NATURE, STRUCTURE AND RISKS OF THIS PRODUCT IN AN "INFORMATION SUPPLEMENT" BY CALLING THE TRUSTEE AT 1-800-682-7520.

How We Created the Trusts.

On the Initial Date of Deposit, we deposited portfolios of common stocks with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

After the Initial Date of Deposit, we may deposit additional Securities in the Trusts, or cash (including a letter of credit) with instructions to buy more Securities to create new Units for sale. If we create additional Units, we will attempt, to the extent practicable, to maintain the percentage relationship established among the Securities on the Initial Date of Deposit (as set forth in "Schedule of Investments" for each Trust), and not the percentage relationship existing on the day we are creating new Units, since the two may differ. This difference may be due to the sale, redemption or liquidation of any of the Securities.

Since the prices of the Securities will fluctuate daily, the ratio of Securities in the Trusts, on a market value basis, will also change daily. The portion of Securities represented by each Unit will not change as a result of the deposit of additional Securities or cash in a Trust. If we deposit cash, you and new investors may experience a dilution of your investment. This is because prices of Securities will fluctuate between the time of the cash deposit and the purchase of the Securities, and because the Trusts pay the associated brokerage fees. To reduce this dilution, the Trusts will try to buy the Securities as close to the Evaluation Time and as close to the evaluation price as possible. In addition, because the Trusts pay the brokerage fees associated with the creation of new Units and with the sale of Securities to meet redemption and exchange requests, frequent redemption and exchange activity will likely result in higher brokerage expenses.

An affiliate of the Trustee may receive these brokerage fees or the Trustee may retain and pay us (or our affiliate) to act as agent for the Trusts to buy Securities. If we or an affiliate of ours act as agent to the Trusts, we will be subject to the restrictions under the Investment Company Act of 1940, as amended.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trusts. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities. However, if a contract for the purchase of any of the Securities initially deposited in a Trust fails, unless we can purchase substitute Securities ("Replacement Securities"), we will refund to you that portion of the purchase price and sales charge resulting from the failed contract on the next Income Distribution Date. Any Replacement Security a Trust acquires will be identical to those from the failed contract.

                       Portfolios

Objectives.

The objective of each Trust is to provide investors with the potential for above-average capital appreciation through an investment in a diversified portfolio of common stocks of companies in the sector or investment focus for which the Trust is named. A diversified portfolio helps to offset the risks normally associated with such an investment, although it does not eliminate them entirely. The companies selected for the Trusts have been researched and evaluated using database screening techniques, fundamental analysis, and the judgment of the Sponsor's research analysts. The Select Portfolio Series has an expected maturity of approximately 18 months whereas the Portfolio Series has an expected maturity of approximately five years.

Life Sciences Select Portfolio, Series 2 and Life Sciences Portfolio, Series 2 each consist of a portfolio of common stocks of companies in the healthcare industry. Healthcare currently represents the single largest sector within the U.S. economy. In 1999, expenditures for the entire industry were approximately $1.2 trillion and the Health Care Financing Administration predicts this total will top $2 trillion by 2008.

The healthcare industry has been responsible for several discoveries that have led to new drugs and products designed to better serve the ever-growing and aging population. These discoveries have improved the quality of life, and also the life expectancy of millions. More recent research relating to areas such as genomics, are providing avenues of growth never before imagined. Debilitating diseases, previously untreatable, are now often manageable or even curable.

Medical Products & Supplies. According to the American Hospital
Association (AHA), over half of all surgeries performed in U.S.
community hospitals are done on an outpatient basis. Technological advances made to medical devices have helped fuel this trend. New devices have been developed that are less invasive, often eliminating the need for extensive inpatient surgery. We believe that further advances may also serve to keep costs down and create demand for medical products, devices and supplies.

Pharmaceuticals. U.S. pharmaceutical companies sold an estimated $134 billion of prescription drugs in 1999, up from approximately $125 billion in 1998. Managed care providers, especially HMOs, encourage the use of pharmaceuticals because they are regarded as a relatively inexpensive form of treatment and are less invasive.

Biotechnology. We believe the essence of biotechnology lies in R&D. Since the first biotech breakthrough in 1982, involving genetically engineered human insulin, nearly 100 products have come to market. Recent advances in computer science technology have the potential to expedite the process of moving medicines through the pipeline.

Consider the following factors:

- U.S. citizens who are 65 and older represent around 15% of the nation's total population, but account for approximately one-third of total healthcare costs [Standard & Poor's Industry Survey]. In light of the aging baby boomer population, we believe demand for healthcare products has the potential to remain strong in coming years.

- U.S. medical equipment manufacturers generate approximately half of their revenues outside of the United States. As a result, many companies have begun to relocate production and R&D facilities overseas in order to reduce costs and better serve foreign markets [Standard & Poor's Industry Survey].

- Mergers, acquisitions and partnerships are viewed as an effective means of achieving growth in the healthcare industry in light of high research and development costs.

- A faster FDA approval process coupled with an increase in the length of patent protection, from 17 to 20 years, are two positive changes instituted to help pharmaceutical and biotechnology companies grow their businesses.

You should be aware that predictions stated herein for the healthcare industry may not be realized. In addition, the Securities contained in each Trust are not intended to be representative of the healthcare industry as a whole and the performance of each Trust is expected to differ from that of the healthcare industry. Of course, as with any similar investments, there can be no guarantee that the objective of the Trusts will be achieved. See "Risk Factors" for a discussion of the risks of investing in the Trusts.

                      Risk Factors

Price Volatility. The Trusts invest in common stocks. The value of a Trust's Units will fluctuate with changes in the value of these common stocks. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Because the Trusts are not managed, the Trustee will not sell stocks in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, especially the relatively short 18-month life of the Select Portfolio Series, or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Dividends. There is no guarantee that the issuers of the Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time.

Healthcare Industry. Because more than 25% of the Life Sciences Portfolios are invested in healthcare companies involved in medical supplies, drugs, biotech, managed care and services management, these Trusts are considered to be concentrated in the healthcare industry. A portfolio concentrated in a single industry may present more risks than a portfolio broadly diversified over several industries. General risks of such companies involve extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Healthcare facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, or the healthcare industry in general, may negatively impact the share prices of these Securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the share prices of the Securities.


Foreign Stocks. One of the Securities in the Trusts is issued by a foreign company, which makes the Trusts subject to more risks than if they invested solely in domestic common stocks. This Security is directly listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities; inadequate financial information; and lack of liquidity of certain foreign markets.


            Portfolio Securities Descriptions


Biotechnology
_____________



Amgen Inc., headquartered in Thousand Oaks, California, is a global biotechnology concern which develops, makes and markets human therapeutics based on advanced cellular and molecular biology, including a protein that stimulates red blood cell production and a protein that stimulates white blood cell production.



Biogen, Inc., headquartered in Cambridge, Massachusetts, develops and makes pharmaceuticals for human healthcare through genetic engineering. The company's primary focus is on developing and testing products for the treatment of multiple sclerosis, inflammatory and respiratory diseases, kidney diseases and certain viruses and cancers.



COR Therapeutics, Inc., headquartered in South San Francisco, California, focuses on the development of novel pharmaceutical products for the treatment and prevention of severe cardiovascular diseases. The company focuses on the discovery, development and commercialization of pharmaceutical products to prevent and treat severe cardiovascular diseases, including arterial thrombosis, a blockage occurring in an artery; venous thrombosis, a thrombus occurring in a vein; and restenosis, a renarrowing of the arteries.



Celera Genomics, headquartered in Norwalk, Connecticut, is a subsidiary of PE Corporation. The company is involved in the sequencing of the human genome (and other biologically important model organisms) and generates, sells and supports genomic information and related information management and analysis software. The company also discovers, validates and licenses proprietary gene products, genetic markets and information concerning genetic variability.



Chiron Corporation, headquartered in Emeryville, California, develops, produces and sells products related to the diagnosis, prevention and treatment of human diseases, including certain types of cancer and cardiovascular and infectious diseases. The company participates in markets for biopharmaceuticals, blood testing and vaccines.



Enzon, Inc., headquartered in Piscataway, New Jersey, researches, develops, makes and sells enhanced therapeutics based on the application of proprietary technologies in the areas of blood substitutes, genetic diseases and oncology.



Genzyme Corporation (General Division), headquartered in Cambridge, Massachusetts, develops and markets specialty therapeutic, surgical and diagnostic products, pharmaceuticals and genetic diagnostic services. The company also develops, makes and markets biological products for the treatment of cartilage damage, severe burns, chronic skin ulcers and neurodegenerative diseases.



Human Genome Sciences, Inc., headquartered in Rockville, Maryland, researches and develops potential proprietary drug and diagnostic products based on the discovery and understanding of the medical uses of genes.



IDEC Pharmaceuticals Corporation, headquartered in San Diego, California, develops products for the long-term management of immune system cancers and autoimmune and inflammatory diseases. The company's lead immune system, cancer and rheumatoid arthritis products are genetically engineered to combat disease through the patient's immune system.



Immunex Corporation, headquartered in Seattle, Washington, discovers, develops, makes and markets therapeutic products for the treatment of cancer, infectious diseases and immunological disorders. The company's products are sold worldwide.



MedImmune, Inc., headquartered in Gaithersburg, Maryland, develops and markets products for the prevention and treatment of infectious diseases, autoimmune diseases and cancer. The company's products are also used in transplantation medicine.



Protein Design Labs, Inc., headquartered in Fremont, California, develops human and humanized antibodies and other products to treat or prevent a variety of viral, immune-mediated and inflammatory diseases as well as certain cancers and cardiovascular conditions.



Medical Products
________________



ArthroCare Corporation, headquartered in Sunnyvale, California, designs, develops, makes and markets medical devices for use in arthroscopic and orthopedic procedures. The company's "Coblation"-based tools are designed to allow surgeons to operate on soft tissue with a high degree of precision and accuracy, and with minimal damage to surrounding tissues.



Biomet, Inc., headquartered in Warsaw, Indiana, and its subsidiaries, make and sell reconstructive and trauma devices, electrical bone growth stimulators, orthopedic support devices, operating room supplies, powered surgical instruments, general surgical instruments, arthroscopy products and craniomaxillofacial products. The company's products are used primarily by orthopedic medical specialists in both surgical and non-surgical therapy.



Cytyc Corporation, headquartered in Boxborough, Massachusetts, designs, develops, makes and sells the "ThinPrep" sample preparation system for the automated preparation of microscope slides of cervical cell specimens for use in cervical cancer screening, as well as for the preparation of non-gynecological cell specimens.



Guidant Corporation, headquartered in Indianapolis, Indiana, is a leading provider of medical devices for use in cardiac rhythm management, vascular intervention and other forms of minimally invasive surgery; and implantable pacemaker systems used in the treatment of slow or irregular arrhythmias. The company develops and markets a broad range of products used to treat cardiovascular and vascular disease.



Johnson & Johnson, headquartered in New Brunswick, New Jersey, makes and sells pharmaceuticals, personal healthcare products, medical and surgical equipment, and contact lenses.

Medtronic, Inc., headquartered in Minneapolis, Minnesota, makes and sells implantable cardiac pacemakers, implantable and external defibrillators, heart valves, and other vascular, cardiac and neurological products.



MiniMed Inc., headquartered in Sylmar, California, develops, makes and markets medical devices for drug delivery and monitoring patients with diabetes and other medical conditions. The company's goal is to create a true artificial pancreas and supports an extensive research and development program and is developing an implantable insulin pump as well as a continuous glucose sensor.



ResMed Inc., headquartered in San Diego, California, makes and distributes medical equipment for the treatment of sleep disordered breathing related respiratory conditions. The company sells a comprehensive range of treatment and diagnostic devices.



Stryker Corporation, headquartered in Kalamazoo, Michigan, develops, makes and markets specialty surgical and medical products, including orthopedic implants, powered surgical instruments, endoscopic systems and patient care and handling equipment for the global market; and provides physical therapy services in the United States.



Techne Corporation, headquartered in Minneapolis, Minnesota, develops and makes biotechnology products and hematology calibrators and controls.



Pharmaceuticals
_______________



Bristol-Myers Squibb Company, headquartered in New York, New York, through divisions and subsidiaries, produces and distributes pharmaceutical and non-prescription health products, toiletries and beauty aids, and medical devices.



Inhale Therapeutic Systems, Inc., headquartered in San Carlos,
California, researches and develops a non-invasive pulmonary drug delivery system applicable to peptides, proteins and other macromolecules currently delivered by injection.



Eli Lilly and Company, headquartered in Indianapolis, Indiana, with subsidiaries, develops, makes and markets pharmaceutical and animal health products sold in countries around the world. The company also provides healthcare management services in the United States.



Merck & Co., Inc., Inc., headquartered in Whitehouse Station, New
Jersey, is a leading pharmaceutical concern that discovers, develops, makes and markets a broad range of human and animal health products and services. The company also administers managed prescription drug programs.



Pfizer Inc., headquartered in New York, New York, produces and distributes anti-infectives, anti-inflammatory agents, cardiovascular agents, antifungal drugs, central nervous system agents, orthopedic implants, food science products, animal health products, toiletries, baby care products, dental rinse and other proprietary health items.



Pharmacopeia, Inc., headquartered in Princeton, New Jersey, is focused on the screening of large libraries of chemicals for new drug discovery. The company's drug discovery approach is based on a technology called Encoded Combinational Library on Polymeric Support, which accelerates the pace of drug discovery for pharmaceutical and biotechnology customers.



QLT Inc., headquartered in Vancouver, British Columbia, Canada, develops and commercializes proprietary pharmaceutical products for photodynamic therapy, which uses light-activated drugs for the treatment of cancer, diseases of the eye and other medical conditions.



Schering-Plough Corporation, headquartered in Madison, New Jersey, develops, makes and markets pharmaceutical and healthcare products worldwide. Products include prescription drugs, animal health products and over-the-counter foot care and sun care products.


We have obtained the foregoing descriptions from sources we deem reliable. We have not independently verified the provided information either in terms of accuracy or completeness.

                      Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the per Unit price of which is comprised of the following:

- The aggregate underlying value of the Securities;

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The total sales charge (which combines an initial upfront sales charge and a deferred sales charge).

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" due to various factors, including fluctuations in the prices of the Securities and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Organization Costs. Securities purchased with the portion of the Public Offering Price intended to be used to reimburse the Sponsor for a Trust's organization costs (including costs of preparing the registration statement, the Indenture and other closing documents, registering Units with the Securities and Exchange Commission ("SEC") and states, the initial audit of each Trust portfolio, legal fees and the initial fees and expenses of the Trustee) will be purchased in the same proportionate relationship as all the Securities contained in a Trust. Securities will be sold to reimburse the Sponsor for a Trust's organization costs at the earlier of six months after the Initial Date of Deposit or the end of the initial offering period (a significantly shorter time period than the life of the Trusts). During the period ending with the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, there may be a decrease in the value of the Securities. To the extent the proceeds from the sale of these Securities are insufficient to repay the Sponsor for Trust organization costs, the Trustee will sell additional Securities to allow a Trust to fully reimburse the Sponsor. In that event, the net asset value per Unit of a Trust will be reduced by the amount of additional Securities sold. Although the dollar amount of the reimbursement due to the Sponsor will remain fixed and will never exceed the per Unit amount set forth for a Trust in "Notes to Statements of Net Assets," this will result in a greater effective cost per Unit to Unit holders for the reimbursement to the Sponsor. To the extent actual organization costs are less than the estimated amount, only the actual organization costs will be deducted from the assets of a Trust. When Securities are sold to reimburse the Sponsor for organization costs, the Trustee will sell Securities, to the extent practicable, which will maintain the same proportionate relationship among the Securities contained in a Trust as existed prior to such sale.

Minimum Purchase.

The minimum amount you can purchase of a Trust is $1,000 worth of Units ($500 if you are purchasing Units for your Individual Retirement Account or any other qualified retirement plan).

Sales Charges.

The sales charge you will pay has both an initial and a deferred component. The initial sales charge, which you will pay at the time of purchase, is equal to the difference between the maximum sales charge (3.25% of the Public Offering Price for the Select Portfolio Series and 4.40% of the Public Offering Price for the Portfolio Series) and the maximum remaining deferred sales charge (initially equal to $.225 per Unit for the Select Portfolio Series and $.340 per Unit for the Portfolio Series). This initial sales charge is initially equal to approximately 1.00% of the Public Offering Price of a Unit, but will vary from 1.00% depending on the purchase price of your Units and as deferred sales charge payments are made. When the Public Offering Price exceeds $10.00 per Unit, the initial sales charge will exceed 1.00% of the Public Offering Price.

Monthly Deferred Sales Charge. In addition, five monthly deferred sales charge payments of $.045 per Unit for the Select Portfolio Series or $.068 per Unit for the Portfolio Series will be deducted from a Trust's assets on approximately the twentieth day of each month from April 20, 2001 through August 20, 2001. If you buy Units at a price of less than $10.00 per Unit, the dollar amount of the deferred sales charge will not change, but the deferred sales charge on a percentage basis will be more than 2.25% of the Public Offering Price for the Select Portfolio Series or more than 3.4% of the Public Offering Price for the Portfolio Series.


If you purchase Units after the last deferred sales charge payment has been assessed, your sales charge will consist of a one-time initial sales charge of 3.25% of the Public Offering Price per Unit (equivalent to 3.359% of the net amount invested) for the Select Portfolio Series and 4.40% of the Public Offering Price per Unit (equivalent to 4.603% of the net amount invested) for the Portfolio Series. For the Portfolio

Series, the sales charge will be reduced by 1/2 of 1% on each subsequent September 30, commencing September 30, 2001, to a minimum sales charge of 3.00%.


Discounts for Certain Persons.

If you invest at least $50,000 (except if you are purchasing for "Fee Accounts" as described below), the maximum sales charge is reduced as follows for the Select Portfolio Series:

                                    Your maximum
If you invest                       sales charge
(in thousands):*                    will be:
_________________                   ____________
$50 but less than $100              3.00%
$100 but less than $150             2.75%
$150 but less than $500             2.40%
$500 but less than $1,000           2.25%
$1,000 or more                      1.50%

For the Portfolio Series:

                                    Your maximum
If you invest                       sales charge
(in thousands):*                    will be:
_________________                   ____________
$50 but less than $100              4.15%
$100 but less than $250             3.90%
$250 but less than $500             3.40%

$500 but less than $1,000           2.40%
$1,000 or more                      1.50%


* Breakpoint sales charges are also applied on a Unit basis utilizing a breakpoint equivalent in the above table of $10 per Unit and will be applied on whichever basis is more favorable to the investor. The breakpoints will be adjusted to take into consideration purchase orders stated in dollars which cannot be completely fulfilled due to the requirement that only whole Units be issued.


The reduced sales charge for quantity purchases will apply only to purchases made by the same person on any one day from any one dealer. To help you reach the above levels, you can combine the Units you purchase of the Trusts in this prospectus with any other same day purchases of other trusts for which we are Principal Underwriter and are currently in the initial offering period. In addition, we will also consider Units you purchase in the name of your spouse or child under 21 years of age to be purchases by you. The reduced sales charges will also apply to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account. You must inform your dealer of any combined purchases before the sale in order to be eligible for the reduced sales charge. Broker/dealers will receive a concession of 1.00% of the Public Offering Price on Portfolio Series' Units sold subject to the sales charge reduction for purchases of $1 million or more. In all other instances, any reduced sales charge is the responsibility of the party making the sale.



You may use termination proceeds from other unit investment trusts with a similar strategy as a Trust or your redemption or termination proceeds from any unit investment trust we sponsor to purchase Units of the Trusts during the initial offering period at the Public Offering Price less 1.00%. Please note that any deferred sales charge remaining on units you redeem to buy Units of the Trusts will be deducted from those redemption proceeds.


Investors purchasing Units through registered broker/dealers who charge periodic fees in lieu of commissions or who charge for financial planning, investment advisory or asset management services or provide these or comparable services as part of an investment account where a comprehensive "wrap fee" or similar charge is imposed ("Fee Accounts") will not be assessed the initial or deferred sales charge described in this section on the purchase of Units. We reserve the right to limit or deny purchases of Units not subject to the initial or deferred sales charge by investors whose frequent trading activity we determine to be detrimental to the Trusts.

Employees, officers and directors (and immediate family members) of the Sponsor, our related companies, dealers and their affiliates, and vendors providing services to us may purchase Units at the Public Offering Price less the applicable dealer concession. Immediate family members include spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons.

You will be charged the deferred sales charge per Unit regardless of any discounts. However, if you are eligible to receive a discount such that the maximum sales charge you must pay is less than the applicable maximum deferred sales charge, including Fee Accounts Units, you will be credited the difference between your maximum sales charge and the maximum deferred sales charge at the time you buy your Units. If you elect to have distributions reinvested into additional Units of your Trust, in addition to the reinvestment Units you receive you will also be credited additional Units with a dollar value at the time of reinvestment sufficient to cover the amount of any remaining deferred sales charge to be collected on such reinvestment Units. The dollar value of these additional credited Units (as with all Units) will fluctuate over time, and may be less on the dates deferred sales charges are collected than their value at the time they were issued.

The Value of the Securities.

The Evaluator will appraise the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Securities in a Trust will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation). However, if there is no closing sale price on that exchange or system, they are valued based on the closing ask prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current ask prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current ask prices are unavailable, the valuation is generally determined:

a) On the basis of current ask prices for comparable securities;

b) By appraising the value of the Securities on the ask side of the market; or

c) By any combination of the above.

After the initial offering period is over, the aggregate underlying value of the Securities will be determined as set forth above, except that bid prices are used instead of ask prices when necessary.

                  Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

For the Select Portfolio Series, dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 2.75% of the Public Offering Price per Unit. However, for Units subject to a sales charge which are purchased using redemption or termination proceeds, this amount will be reduced to 1.75% of the sales price of these Units.


For the Portfolio Series, dealers and other selling agents can purchase Units at prices which reflect a concession or agency commission of 3.2% of the Public Offering Price per Unit (or 65% of the maximum sales charge after September 30, 2001). However, for Units subject to a sales charge which are purchased using redemption or termination proceeds, this amount will be reduced to 2.20% of the sales price of these Units. Dealers and other selling agents will receive an additional volume concession or agency commission on all Portfolio Series Units they sell equal to .30% of the Public Offering Price if they purchase at least $100,000 worth of Units of the Trust on the Initial Date of Deposit or $250,000 on any day thereafter or if they were eligible to receive a similar concession in connection with sales of similarly structured trusts sponsored by us which are currently in the initial offering period.


Dealers and other selling agents who sell Units of a Trust during the initial offering period in the dollar amounts shown below will be entitled to the following additional sales concessions as a percentage of the Public Offering Price:

Total Sales per Trust               Additional
(in millions):                      Concession:
_________________                   ___________
$1 but less than $10                .20%
$10 or more                         .30%

Dealers and other selling agents can combine Units of a Select Portfolio Series and its related Portfolio Series they sell for purposes of reaching the additional concessions levels set forth in the above table. In addition, dealers and other selling agents will not receive a concession on the sale of Units which are not subject to the initial or deferred sales charge, but such Units will be included in determining whether the above volume sales levels are met. For all Trusts, dealers and other selling agents who, during any consecutive 12-month period, sell at least $2 billion worth of primary market units of unit investment trusts sponsored by us will receive a concession of $30,000 in the month following the achievement of this level. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Award Programs.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trusts. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Investment Comparisons.

From time to time we may compare the estimated returns of the Trusts (which may show performance net of the expenses and charges the Trusts would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance.

                  The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of a Trust less any reduced sales charge as stated in "Public Offering." Also, any difference between our cost to purchase the Securities and the price at which we sell them to a Trust is considered a profit or loss (see Note 2 of "Notes to Schedules of Investments"). During the initial offering period, dealers and others may also realize profits or sustain losses as a result of fluctuations in the Public Offering Price they receive when they sell the Units.

In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                  The Secondary Market

Although not obligated, we intend to maintain a market for the Units after the initial offering period and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and in the case of the Portfolio Series, costs incurred in annually updating the Portfolio Series' registration statements. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. If you sell or redeem your Units before you have paid the total deferred sales charge on your Units, you will have to pay the remainder at that time.

                  How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender

Units that we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                  Expenses and Charges

The estimated annual expenses of each Trust are listed under "Fee Table." If actual expenses of a Trust exceed the estimate, that Trust will bear the excess. The Trustee will pay operating expenses of a Trust from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

As Sponsor, we will be compensated for providing bookkeeping and other administrative services to the Trusts, and will receive brokerage fees when a Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. For the Portfolio Series, legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating those Trusts' registration statements yearly are also now chargeable to such Trusts. Historically, we paid these fees and expenses. There are no such fees and expenses that will be charged to the Select Portfolio Series. First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to the Trusts and will receive the fees set forth under "Fee Table" for providing portfolio supervisory and evaluation services to the Trusts. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts.

The fees payable to us, First Trust Advisors L.P. and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year, except during the initial offering period, in which case these fees are calculated based on the largest number of Units outstanding during the period for which compensation is paid. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such services in such year.

As Sponsor, we will receive a fee from each Trust for creating and developing the Trusts, including determining each Trust's objectives, policies, composition and size, selecting service providers and information services and for providing other similar administrative and ministerial functions. The "creation and development fee" is accrued (and becomes a liability of each Trust) on a daily basis. The dollar amount of the creation and development fee accrued each day, which will vary with fluctuations in a Trust's net asset value, is determined by multiplying the net asset value of the Trust on that day by 1/365 of the annual creation and development fee of .35% for each Trust. The total amount of any accrued but unpaid creation and development fee is paid to the Sponsor on a monthly basis from the assets of your Trust. If you redeem your Units, you will only be responsible for any accrued and unpaid creation and development fee through the date of redemption. In connection with the creation and development fee, in no event will the Sponsor collect more than 1.00% for the Select Portfolio Series and 2.85% for the Portfolio Series of a Unit holder's initial investment. We do not use this fee to pay distribution expenses or as compensation for sales efforts.

In addition to a Trust's operating expenses and those fees described above, each Trust may also incur the following charges:

- All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust; and/or

- All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trusts. Since the Securities are all common stocks and dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trusts. If there is not enough cash in the Income or Capital Account, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status."

The Portfolio Series will be audited annually. So long as we are making a secondary market for Units, we will bear the cost of these annual audits to the extent the costs exceed $0.0050 per Unit. Otherwise, the Portfolio Series will pay for the audit. You can request a copy of the audited financial statements from the Trustee.

                       Tax Status

This section summarizes some of the main U.S. federal income tax consequences of owning Units of the Trusts. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences.

Trust Status.

The Trusts will not be taxed as corporations for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of the Securities and other assets held by your Trust, and as such you will be considered to have received a pro rata share of income (i.e., dividends and capital gains, if any) from each Security when such income is considered to be received by your Trust. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from a Trust which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Securities, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Securities from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Security or other Trust asset by apportioning the cost of your Units among each Security or other Trust asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the lowest tax bracket). Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine the holding period of your Units. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The tax code may, however, treat certain capital gains as ordinary income in special situations.

In-Kind Distributions.


Under certain circumstances, you may request a distribution of Securities (an "In-Kind Distribution") when you redeem your Units or at a Trust's termination. However, to be eligible to participate in the In-Kind Distribution option at redemption, Fee Accounts Unit holders must have held their Units for at least one month. If you request an In-Kind Distribution you will be responsible for any expenses related to this distribution. By electing to receive an In-Kind Distribution, you will receive whole shares of stock plus, possibly, cash.


You will not recognize gain or loss if you only receive Securities in exchange for your pro rata portion of the Securities held by a Trust. However, if you also receive cash in exchange for a fractional share of a Security held by a Trust, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such fractional share of the Security.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of a Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by a Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of the Trusts as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Some distributions by a Trust may be subject to foreign withholding taxes. Any dividends withheld will nevertheless be treated as income to you. However, because you are deemed to have paid directly your share of foreign taxes that have been paid or accrued by a Trust, you may be entitled to a foreign tax credit or deduction for U.S. tax purposes with respect to such taxes.

Under the existing income tax laws of the State and City of New York, the Trusts will not be taxed as corporations, and the income of the Trusts will be treated as the income of the Unit holders in the same manner as for federal income tax purposes.

                    Retirement Plans

You may purchase Units of the Trusts for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                 Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form. All Fee Accounts Units, however, will be held in uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of the Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee will provide you with the following information:

- A summary of transactions in your Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by your Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

            Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of such Trust. All other receipts, such as return of capital, are credited to the Capital Account of such Trust.

The Trustee will distribute any net income in the Income Account on or near the Income Distribution Dates to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential Information." No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Income Distribution Dates. Distribution amounts will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account, net of amounts designated to meet redemptions, pay the deferred sales charge or pay expenses on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units. If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

We anticipate that there will be enough money in the Capital Account of a Trust to pay the deferred sales charge. If not, the Trustee may sell Securities to meet the shortfall.

Within a reasonable time after a Trust is terminated, you will receive the pro rata share of the money from the sale of the Securities.
However, if you are eligible, you may elect to receive an In-Kind
Distribution as described under "Amending or Terminating the Indenture." You will receive a pro rata share of any other assets remaining in your Trust after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of such Trust.

Distribution Reinvestment Option. You may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. There is no sales charge on Units acquired through the Distribution Reinvestment Option, as discussed under "Public Offering." This option may not be available in all states.PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.

                      Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account. The IRS will require the Trustee to withhold a portion of your redemption proceeds if it does not have your TIN, as generally discussed under "Income and Capital Distributions."


If you tender at least 1,000 Units, or such other amount as required by your broker/dealer, for redemption, rather than receiving cash, you may elect to receive an In- Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, to be eligible to participate in the In-Kind Distribution option at redemption, Fee Accounts Unit holders must have held their Units for at least one month. No In-Kind Distribution requests submitted during the nine business days prior to a Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the Securities that make up the portfolio, and cash from the Capital Account equal to the fractional shares to which you are entitled.


The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2. the aggregate value of the Securities held in a Trust; and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of a Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of a Trust, if any;

4. cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by a Trust; and

dividing

1. the result by the number of outstanding Units of a Trust.

Any remaining deferred sales charge on the Units when you redeem them will be deducted from your redemption proceeds. In addition, until the earlier of six months after the Initial Date of Deposit or the end of the initial offering period, the Redemption Price per Unit will include estimated organization costs as set forth under "Fee Table."

            Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders; or

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust.

Except in the limited instance in which a Trust acquires Replacement Securities, as described in "The FT Series," a Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trusts, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction, they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from each Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for a Trust to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed. To get the best price for a Trust we may specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. We may consider sales of units of unit investment trusts which we sponsor when we make recommendations to the Trustee as to which broker/dealers they select to execute a Trust's portfolio transactions, or when acting as agent for a Trust in acquiring or selling Securities on behalf of the Trusts.

          Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information" for each Trust. The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Securities owned by a Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. If a Trust is terminated due to this last reason, we will refund your entire sales charge; however, termination of a Trust before the Mandatory Termination Date for any other stated reason will result in all remaining unpaid deferred sales charges on your Units being deducted from your termination proceeds. For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.


If you own at least 1,000 Units of a Trust, or such other amount as required by your broker/dealer, the Trustee will send you a form at least 30 days prior to the Mandatory Termination Date which will enable you to receive an In-Kind Distribution (reduced by customary transfer and registration charges and subject to any additional restrictions imposed on Fee Accounts by "wrap fee" plans) rather than the typical cash distribution. See "Tax Status" for additional information. You must notify the Trustee at least ten business days prior to the Mandatory Termination Date if you elect this In-Kind Distribution option. If you do not elect to participate in the In-Kind Distribution option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after such Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trusts any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.


    Information on the Sponsor, Trustee and Evaluator

The Sponsor.

We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $27 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 1999, the total partners' capital of Nike Securities L.P. was $19,881,035 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New

York, 10004-2413. If you have questions regarding the Trusts, you may call the Customer Service Help Line at 1-800-682-7520. The Trustee is supervised by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee has not participated in selecting the Securities for the Trusts; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trusts; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                    Other Information

Legal Opinions.

Our counsel is Chapman and Cutler, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn acts as the Trustee's counsel, as well as special New York tax counsel for the Trusts.

Experts.

Ernst & Young LLP, independent auditors, have audited the Trusts' statements of net assets, including the schedules of investments, at the opening of business on the Initial Date of Deposit, as set forth in their report. We've included the Trusts' statements of net assets, including the schedules of investments, in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Supplemental Information.

If you write or call the Trustee, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

                   FIRST TRUST (registered trademark)

                LIFE SCIENCES SELECT PORTFOLIO, SERIES 2
                    LIFE SCIENCES PORTFOLIO, SERIES 2
                                 FT 465

                                Sponsor:

                          NIKE SECURITIES L.P.

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520
                          24-Hour Pricing Line:
                             1-800-446-0132

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:


- Securities Act of 1933 (file no. 333-45630) and


- Investment Company Act of 1940 (file no. 811-05903)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                      Commission at 1-202-942-8090.

    Information about the Trusts, including their Codes of Ethics, is available on the EDGAR Database on the Commission's Internet site at
                           http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     450 Fifth Street, N.W.; Washington, D.C. 20549-0102 e-mail address: publicinfo@sec.gov


                           September 21, 2000
                         As amended June 19, 2001


           PLEASE RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

                   First Trust  (registered trademark)

                              The FT Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in FT 465 not found in the prospectus for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing.


This Information Supplement is dated September 21, 2000. Capitalized terms have been defined in the prospectus.


                            Table of Contents

Risk Factors
   Securities                                                   1
   Dividends                                                    1
   Foreign Issuers                                              1
Concentration
   Healthcare                                                   2

Risk Factors

Securities. An investment in Units should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the Securities or the general condition of the relevant stock market may worsen, and the value of the Securities and therefore the value of the Units may decline. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value, as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Both U.S. and foreign markets have experienced substantial volatility and significant declines recently as a result of certain or all of these factors.

Dividends. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy.

Foreign Issuers. Since certain of the Securities included in the Trusts consist of securities of foreign issuers, an investment in the Trusts involves certain investment risks that are different in some respects from an investment in a trust which invests entirely in the securities of domestic issuers. These investment risks include future political or governmental restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities, the possibility that the financial condition of the issuers of the Securities may become impaired or that the general condition of the relevant stock market may worsen (both of which would contribute directly to a decrease in the value of the Securities and thus in the value of the Units), the limited liquidity and relatively small market capitalization of the relevant securities market, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations. In addition, for foreign issuers that are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information than is available from a domestic issuer. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. The securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable domestic issuers. In addition, fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers

Page 1

in foreign countries than there is in the United States. However, due to the nature of the issuers of the Securities selected for the Trusts, the Sponsor believes that adequate information will be available to allow the Supervisor to provide portfolio surveillance for the Trusts.

Securities issued by non-U.S. issuers generally pay dividends in foreign currencies and are principally traded in foreign currencies. Therefore, there is a risk that the U.S. dollar value of these securities will vary with fluctuations in the U.S. dollar foreign exchange rates for the various Securities.

On the basis of the best information available to the Sponsor at the present time, none of the Securities in the Trusts are subject to exchange control restrictions under existing law which would materially interfere with payment to the Trusts of dividends due on, or proceeds from the sale of, the Securities. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payment to the Trusts. The adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of international securities in the Trusts and on the ability of the Trusts to satisfy its obligation to redeem Units tendered to the Trustee for redemption. In addition, restrictions on the settlement of transactions on either the purchase or sale side, or both, could cause delays or increase the costs associated with the purchase and sale of the foreign Securities and correspondingly could affect the price of the Units.

Investors should be aware that it may not be possible to buy all Securities at the same time because of the unavailability of any Security, and restrictions applicable to the Trusts relating to the purchase of a Security by reason of the federal securities laws or otherwise.

Foreign securities generally have not been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of such Act. Sales of non-exempt Securities by a Trust in the United States securities markets are subject to severe restrictions and may not be practicable. Accordingly, sales of these Securities by the Trusts will generally be effected only in foreign securities markets. Although the Sponsor does not believe that the Trusts will encounter obstacles in disposing of the Securities, investors should realize that the Securities may be traded in foreign countries where the securities markets are not as developed or efficient and may not be as liquid as those in the United States. The value of the Securities will be adversely affected if trading markets for the Securities are limited or absent.

Concentration

Healthcare. An investment in Units of the Life Sciences Portfolios should be made with an understanding of the characteristics of the problems and risks such an investment may entail. Healthcare companies involved in advanced medical devices and instruments, drugs and biotech, healthcare/managed care, hospital management/health services and medical supplies have potential risks unique to their sector of the healthcare field. These companies are subject to governmental regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products or services, generic drug sales, the termination of patent protection for drug or medical supply products and the risk that technological advances will render their products obsolete. The research and development costs of bringing a drug to market are substantial, and include lengthy governmental review processes with no guarantee that the product will ever come to market. Many of these companies may have losses and may not offer certain products for several years. Such companies may also have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In addition, healthcare facility operators may be affected by events and conditions including among other things, demand for services, the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

As the population of the United States ages, the companies involved in the healthcare field will continue to search for and develop new drugs, medical products and medical services through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distributions of drugs, vaccines, medical products and medical services. These activities may make the healthcare and medical services sector very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Trust's objectives will be met.

Legislative proposals concerning healthcare are proposed in Congress from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of pre-paid healthcare plans. The Sponsor is unable to predict the effect of any of these proposals, if enacted, on the issuers of Securities in the Trusts.

Page 2